UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 10, 2010

CADENCE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	1-15773	64-0694755
(State or other jurisdiction of incorporation)	Commission (File Number)	(IRS Employer Identification No.)
301 East Main Street, Starkville, Mississippi	39759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(662) 343-1341

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On November 10, 2010, Cadence Financial Corporation ("CADE") issued a press release announcing financial information for its third quarter ended September 30, 2010.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit
	99.1	Press release issued November 10, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE FINANCIAL CORPORATION
(Registrant)

Date:	November 10, 2010	By:	/s/ Richard T. Haston
Richard T. Haston
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 10, 2010.